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                   AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

         WHEREAS, Mike Parnell ("Executive") and Oakley, Inc., a Washington corporation (the "Company"), have previously entered into that certain employment agreement dated August 1, 1995, as amended May 26, 1996 (the "Employment Agreement");

         WHEREAS, the Employment Agreement provides for the payment to Executive of a base salary, a minimum target bonus and certain other benefits; and

         WHEREAS, as of the date hereof Executive and the Company have agreed to adjust the amount of Executive's base salary and minimum target bonus for the balance of the term of the Employment Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, Executive and the Company have agreed and do hereby agree to amend the Employment Agreement as follows, effective as of the 1st day of February, 1997:

         1. Base Salary. Section 3(a) of the Employment Agreement is hereby amended in its entirety to read as follows:

              "BASE SALARY. The Company shall pay Executive an annual base salary at the rate of $350,000 per year or such higher amount as the Company may from time to time determine ("Base Salary"), payable in equal biweekly installments or at such other time or times as Executive and the Company shall agree. Except as otherwise provided herein, the Company's obligation to pay Executive's Base Salary under this Agreement shall cease as of the date of termination of Executive's employment."

         2. Performance Bonus. Section 3(b) of the Employment Agreement is hereby amended in its entirety to read as follows:

              "PERFORMANCE BONUS. Executive shall be entitled to participate in the Company's Performance Bonus Plan (which is attached hereto as Exhibit A) and to receive an annual performance bonus in accordance with the terms thereof. Executive's minimum target bonus

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         under the Performance Bonus Plan shall be not less than $200,000 per year."

         3. Except as otherwise provided herein, the remaining terms of the Employment Agreement shall remain in full force and effect.


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    IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Executive has hereunto signed this Agreement, as of the date first above written.

                                       OAKLEY, INC.

                                       By:
                                          -----------------------------------

                                       Its:
                                           ----------------------------------


                                       --------------------------------------
                                       MIKE PARNELL


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                                SPOUSAL CONSENT

         The undersigned, MELISSA PARNELL, represents that she has reviewed the attached "Amendment No. 2 to Employment Agreement" of her husband, MIKE PARNELL, and hereby acknowledges the effect of and voluntarily consents to such amendment as of the 1st day of February, 1997.




                                       --------------------------------
                                       MELISSA PARNELL


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